Exhibit 99.1

Footnotes to Form 4

(1)
The shares of common stock were sold in connection with a public offering of the common stock of the Issuer (including pursuant to the underwriters’ exercise of their over-allotment option) pursuant to the prospectus dated November 2, 2022, and accompanying registration statement on Form S-3 (File No. 333-268119). The shares were sold at a price per share equal to the public offering price, net of underwriting discounts and commissions.

(2)
Represents shares of common stock sold by the following entities: (i) 352,474 shares of common stock sold by Advent International GPE VIII Limited Partnership; (ii) 425,277 shares of common stock sold by Advent International GPE VIII-B-1 Limited Partnership; (iii) 317,085 shares of common stock sold by Advent International GPE VIII-B-2 Limited Partnership; (iv) 495,130 shares of common stock sold by Advent International GPE VIII-B-3 Limited Partnership; (v) 1,195,154 shares of common stock sold by Advent International GPE VIII-B Limited Partnership; (vi) 195,196 shares of common stock sold by Advent International GPE VIII-C Limited Partnership; (vii) 166,922 shares of common stock sold by Advent International GPE VIII-D Limited Partnership; (viii) 49,462 shares of common stock sold by Advent International GPE VIII-F Limited Partnership; (ix) 438,260 shares of common stock sold by Advent International GPE VIII-H Limited Partnership; (x) 407,535 shares of common stock sold by Advent International GPE VIII-I Limited Partnership; (xi) 400,493 shares of common stock sold by Advent International GPE VIII-J Limited Partnership (the funds set forth in the foregoing clauses (i)-(xi), the “Advent VIII Luxembourg Funds”); (xii) 826,778 shares of common stock sold by Advent International GPE VIII-A Limited Partnership; (xiii) 185,905 shares of common stock sold by Advent International GPE VIII-E Limited Partnership; (xiv) 315,317 shares of common stock sold by Advent International GPE VIII-G Limited Partnership; (xv) 169,052 shares of common stock sold by Advent International GPE VIII-K Limited Partnership; (xvi) 170,765 shares of common stock sold by Advent International GPE VIII-L Limited Partnership (the funds set forth in the foregoing clauses (xii)-(xvi), the “Advent VIII Cayman Funds”); (xvii) 13,945 shares of common stock sold by Advent Partners GPE VIII Limited Partnership; (xviii) 81,223 shares of common stock sold by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 17,376 shares of common stock sold by Advent Partners GPE VIII-A Limited Partnership; (xx) 10,821 shares of common stock sold by Advent Partners GPE VIII-A Cayman Limited Partnership; (xxi) 142,720 shares of common stock sold by Advent Partners GPE VIII-B Cayman Limited Partnership (the funds set forth in the foregoing clauses (xvii)-(xxi), the “Advent VIII Partners Funds”); and (xxii) 3,273,110 shares of common stock sold by Noosa Holdco, L.P. (“Noosa LP” and, together with the Advent VIII Luxembourg Funds, the Advent VIII Cayman Funds and the Advent VIII Partners Funds, the “Advent Funds”).

Exhibit 99.1
(3)
Following the reported transactions, Advent International Corporation (“Advent”) manages funds that collectively own 44,112,154 shares of common stock of the Issuer, which are represented as follows: (i) 1,611,233 shares of common stock held by Advent International GPE VIII Limited Partnership; (ii) 1,944,028 shares of common stock held by Advent International GPE VIII-B-1 Limited Partnership; (iii) 1,449,463 shares of common stock held by Advent International GPE VIII-B-2 Limited Partnership; (iv) 2,263,341 shares of common stock held by Advent International GPE VIII-B-3 Limited Partnership; (v) 5,463,290 shares of common stock held by Advent International GPE VIII-B Limited Partnership; (vi) 892,280 shares of common stock held by Advent International GPE VIII-C Limited Partnership; (vii) 763,034 shares of common stock held by Advent International GPE VIII-D Limited Partnership; (viii) 226,103 shares of common stock held by Advent International GPE VIII-F Limited Partnership; (ix) 2,003,379 shares of common stock held by Advent International GPE VIII-H Limited Partnership; (x) 1,862,925 shares of common stock held by Advent International GPE VIII-I Limited Partnership; (xi) 1,830,737 shares of common stock held by Advent International GPE VIII-J Limited Partnership; (xii) 3,779,376 shares of common stock held by Advent International GPE VIII-A Limited Partnership; (xiii) 849,813 shares of common stock held by Advent International GPE VIII-E Limited Partnership; (xiv) 1,441,378 shares of common stock held by Advent International GPE VIII-G Limited Partnership; (xv) 772,770 shares of common stock held by Advent International GPE VIII-K Limited Partnership; (xvi) 780,605 shares of common stock held by Advent International GPE VIII-L Limited Partnership; (xvii) 63,747 shares of common stock held by Advent Partners GPE VIII Limited Partnership; (xviii) 371,288 shares of common stock held by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 79,430 shares of common stock held by Advent Partners GPE VIII-A Limited Partnership; (xx) 49,465 shares of common stock held by Advent Partners GPE VIII-A Cayman Limited Partnership; (xxi) 652,402 shares of common stock held by Advent Partners GPE VIII-B Cayman Limited Partnership; and (xxii) 14,962,067 shares of common stock held by Noosa LP. The amount reported in column 5 includes an aggregate of 2,152,089 shares of common stock of the Issuer that the Advent Funds may be entitled to receive upon the forfeiture of shares of restricted common stock currently held by certain directors and employees of the Issuer pursuant to a pre-set formula set forth in the Second Amended and Restated Agreement of Limited Partnership of Sovos Brands Limited Partnership, as amended.

(4)
Noosa LP is beneficially owned by the following funds: (a) Advent International GPE VII Limited Partnership, Advent International GPE VII-B Limited Partnership, Advent International GPE VII-C Limited Partnership, Advent International GPE VII-D Limited Partnership, Advent International GPE VII-F Limited Partnership, and Advent International GPE VII-G Limited Partnership (the funds set forth in the foregoing clause (a), the “Advent VII Luxembourg Funds”); (b) Advent International GPE VII-A Limited Partnership, Advent International GPE VII-E Limited Partnership and Advent International GPE VII-H Limited Partnership (the funds set forth in the foregoing clause (b), the “Advent VII Cayman Funds”); and (c) Advent Partners GPE VII Limited Partnership, Advent Partners GPE VII Cayman Limited Partnership, Advent Partners GPE VII-A Limited Partnership, Advent Partners GPE VII-A Cayman Limited Partnership, Advent Partners GPE VII-B Cayman Limited Partnership, Advent Partners GPE VII 2014 Limited Partnership, Advent Partners GPE VII-A 2014 Limited Partnership, Advent Partners GPE VII 2014 Cayman Limited Partnership and Advent Partners GPE VII-A 2014 Cayman Limited Partnership (the funds set forth in the foregoing clause (c), the “Advent VII Partners Funds” and, together with the Advent VII Luxembourg Funds and the Advent VII Cayman Funds, the “Advent VII Funds”). The Advent VII Funds have ownership interests in Noosa LP and its general partner, Noosa GP, Inc., but none of the Advent VII Funds has voting or dispositive power over any shares.

GPE VIII GP S.à.r.l. is the general partner of the Advent VIII Luxembourg Funds. GPE VIII GP Limited Partnership is the general partner of the Advent VIII Cayman Funds. AP GPE VIII GP Limited Partnership is the general partner of the Advent VIII Partners Funds. Advent International GPE VIII, LLC is the manager of GPE VIII GP S.à.r.l. and the general partner of each of GPE VIII GP Limited Partnership and AP GPE VIII GP Limited Partnership. GPE VII GP S.à.r.l. is the general partner of the Advent VII Luxembourg Funds. GPE VII GP Limited Partnership is the general partner of the Advent VII Cayman Funds. Advent International GPE VII, LLC is the manager of GPE VII GP S.à.r.l. and is the general partner of GPE VII GP Limited Partnership and each of the Advent VII Partners Funds.

Exhibit 99.1
Advent is the manager of Advent International GPE VIII, LLC and may be deemed to have voting and dispositive power over the shares held by the Advent VIII Luxembourg Funds, the Advent VIII Cayman Funds and the Advent VIII Partners Funds, and is the manager of Advent International GPE VII, LLC and may be deemed to have voting and dispositive power over the shares held by the Advent VII Luxembourg Funds, the Advent VII Cayman Funds, the Advent VII Partners Funds and Noosa LP.

(5)
Each Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of its pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of any of the reported shares for purposes of Section 16 or any other purpose.

(6)
Represents shares of common stock sold by the following entities: (i) 54,789 shares of common stock sold by Advent International GPE VIII Limited Partnership; (ii) 66,105 shares of common stock sold by Advent International GPE VIII-B-1 Limited Partnership; (iii) 49,288 shares of common stock sold by Advent International GPE VIII-B-2 Limited Partnership; (iv) 76,963 shares of common stock sold by Advent International GPE VIII-B-3 Limited Partnership; (v) 185,777 shares of common stock sold by Advent International GPE VIII-B Limited Partnership; (vi) 30,341 shares of common stock sold by Advent International GPE VIII-C Limited Partnership; (vii) 25,946 shares of common stock sold by Advent International GPE VIII-D Limited Partnership; (viii) 7,688 shares of common stock sold by Advent International GPE VIII-F Limited Partnership; (ix) 68,123 shares of common stock sold by Advent International GPE VIII-H Limited Partnership; (x) 63,347 shares of common stock sold by Advent International GPE VIII-I Limited Partnership; (xi) 62,253 shares of common stock sold by Advent International GPE VIII-J Limited Partnership; (xii) 128,515 shares of common stock sold by Advent International GPE VIII-A Limited Partnership; (xiii) 28,897 shares of common stock sold by Advent International GPE VIII-E Limited Partnership; (xiv) 49,013 shares of common stock sold by Advent International GPE VIII-G Limited Partnership; (xv) 26,277 shares of common stock sold by Advent International GPE VIII-K Limited Partnership; (xvi) 26,544 shares of common stock sold by Advent International GPE VIII-L Limited Partnership; (xvii) 2,168 shares of common stock sold by Advent Partners GPE VIII Limited Partnership; (xviii) 12,625 shares of common stock sold by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 2,701 shares of common stock sold by Advent Partners GPE VIII-A Limited Partnership; (xx) 1,682 shares of common stock sold by Advent Partners GPE VIII-A Cayman Limited Partnership; (xxi) 22,184 shares of common stock sold by Advent Partners GPE VIII-B Cayman Limited Partnership; and (xxii) 508,774 shares of common stock sold by Noosa Holdco, L.P.

Exhibit 99.1
(7)
Following the reported transactions, Advent manages funds that collectively own 42,612,154 shares of common stock of the Issuer, which are represented as follows: (i) 1,556,444 shares of common stock held by Advent International GPE VIII Limited Partnership; (ii) 1,877,923 shares of common stock held by Advent International GPE VIII-B-1 Limited Partnership; (iii) 1,400,175 shares of common stock held by Advent International GPE VIII-B-2 Limited Partnership; (iv) 2,186,378 shares of common stock held by Advent International GPE VIII-B-3 Limited Partnership; (v) 5,277,513 shares of common stock held by Advent International GPE VIII-B Limited Partnership; (vi) 861,939 shares of common stock held by Advent International GPE VIII-C Limited Partnership; (vii) 737,088 shares of common stock held by Advent International GPE VIII-D Limited Partnership; (viii) 218,415 shares of common stock held by Advent International GPE VIII-F Limited Partnership; (ix) 1,935,256 shares of common stock held by Advent International GPE VIII-H Limited Partnership; (x) 1,799,578 shares of common stock held by Advent International GPE VIII-I Limited Partnership; (xi) 1,768,484 shares of common stock held by Advent International GPE VIII-J Limited Partnership; (xii) 3,650,861 shares of common stock held by Advent International GPE VIII-A Limited Partnership; (xiii) 820,916 shares of common stock held by Advent International GPE VIII-E Limited Partnership; (xiv) 1,392,365 shares of common stock held by Advent International GPE VIII-G Limited Partnership; (xv) 746,493 shares of common stock held by Advent International GPE VIII-K Limited Partnership; (xvi) 754,061 shares of common stock held by Advent International GPE VIII-L Limited Partnership; (xvii) 61,579 shares of common stock held by Advent Partners GPE VIII Limited Partnership; (xviii) 358,663 shares of common stock held by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 76,729 shares of common stock held by Advent Partners GPE VIII-A Limited Partnership; (xx) 47,783 shares of common stock held by Advent Partners GPE VIII-A Cayman Limited Partnership; (xxi) 630,218 shares of common stock held by Advent Partners GPE VIII-B Cayman Limited Partnership; and (xxii) 14,453,293 shares of common stock held by Noosa LP. The amount reported in column 5 includes an aggregate of 2,152,089 shares of common stock of the Issuer that the Advent Funds may be entitled to receive upon the forfeiture of shares of restricted common stock currently held by certain directors and employees of the Issuer pursuant to a pre-set formula set forth in the Second Amended and Restated Agreement of Limited Partnership of Sovos Brands Limited Partnership, as amended.